UNIVERSAL ANNUITY

ANNUAL REPORTS
DECEMBER 31, 1997


                           [TRAVELERS INSURANCE LOGO]



                    THE TRAVELERS TIMED GROWTH AND INCOME
                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED SHORT-TERM
                    BOND ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED AGGRESSIVE
                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED BOND ACCOUNT
                    FOR VARIABLE ANNUITIES




[TRAVELERS LIFE & ANNUITY LOGO]
The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

[TIMCO LOGO]


The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.


[TAMIC]


Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for The Travelers Timed Bond Account for Variable Annuities.

                        [TRAVELERS LIFE & ANNUITY LOGO]


THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1997



ECONOMIC REVIEW AND OUTLOOK

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread through the other countries in Southeast Asia and wreaked havoc in their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

We begin with a discussion of the outlook for inflation and the potential for deflation with a focus on the U.S. economy. The remarkable string of good news on the inflation front in the U.S. continued in the fourth quarter. The Producer Price Index fell slightly in the fourth quarter and declined by 1.2% for 1997. Producer prices fell in 9 out of 12 months in 1997 while the Consumer Price Index rose by a mere 1.7% in 1997, the smallest rise since 1986. As we have mentioned several times before, inflation has never been so low at such a late stage in the economic cycle.

In additon to technology-driven productivity gains contributing to the recent disinflationary trend, another positive factor has now come into play for the outlook on U.S. inflation. With the significant devaluation of several Asian currencies, import prices should fall and push domestic inflation even lower.

With worldwide overproduction the cost of items such as cars and electronic goods is actually showing near-zero growth. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was at an 18-year low in December 1997, well below $300 per ounce.

We believe that inflation will continue to remain benign. Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998. While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998.

The economic crisis in Southeast Asia also raises the possibility of a global slowdown. We examine the likely impact on the U.S. economy. The U.S. economy derives almost 15% of its total output from exports. Approximately 10% of these exports are made to Southeast Asia. While it is difficult to predict the eventual impact on U.S. exports, most reasonable estimates of growth shortfalls suggest that the impact on U.S. Gross Domestic Product ("GDP") growth will be no more than a decrease of 0.5%. Economic growth forecasts for 1998 have been revised down recently and the consensus GDP growth estimate for 1998 is now about 2.5%.

The continued good news on the inflation front sent U.S. interest rates lower during the fourth quarter. Long term rates fell from 6.4% to 5.9% as investors began to discount a deflationary outlook and became comfortable with a stable monetary environment. The sharp drop in interest rates in the second half of 1997 - long term yields fell by almost 100 basis points from 6.8% - triggered a strong bond market rally.

Short-term interest rates have held steady even as inflation and long-term rates have fallen. Even though the Federal Reserve Board ("Fed") has not raised short rates for several months now, monetary policy has effectively become tighter as the real Fed funds rate has risen to 3.3%. As in several previous instances, the bond market vigilantes have done the work of the Fed by pricing inflation expectations at the long end of the yield curve. With Asian currencies in turmoil, we believe that the Fed is likely to stay put here and that the odds of another Fed hike are remote.

FIXED INCOME COMMENTARY

For the first time in seven quarters, bonds outperformed stocks as the Asian crisis that began in Thailand in July 1997 spread throughout Asia and other emerging markets. The crisis impacted all global markets in late October when the Hong Kong dollar was under pressure. The Standard & Poor's 500 Stock Index ("S&P 500") went down roughly 10% in October leading to a sharp rally in the U.S. bond market. While the U.S. stock market and emerging debt markets posted positive returns in November and December both of these markets did not offset the amount lost in October. As of this writing, Asia's problems continue to challenge many investment professionals.

We believe that many investors have underestimated the damage caused by the crisis in Asia. Imports from countries with devalued currencies will keep downward pressure on the inflation rate in the U.S., taking that issue off the radar screen for many investors. The reduction in corporate revenues will impact some combination of profits and employment. To the extent that corporations reduce their labor force to preserve profits, pressure will be taken off U.S. labor markets and the Federal Reserve Board ("Fed") will be given a compelling reason to cut rates. Lastly, much of the problems in Asia are the result of building too much capacity in industries such as automobiles, chemicals and semiconductors. This overcapacity, which has been exacerbated by the decline of demand in Asia, will slow down U.S. capital spending growth, which has been in the recent past the fastest-growing component of the GDP.

Looking ahead for the remainder of 1998, we expect that the difference between short-term and long-term interest rates will probably widen. In our opinion, one of two scenarios could develop that could cause this change in the relationship between interest rates. We believe the most likely scenario is that ongoing financial turmoil in Asia could hamper U.S. economic growth and lead the Fed to compensate by lowering short-term interest rates. The other possibility is that the U.S. economy continues to grow robustly, heightening investor concerns of greater inflationary pressures. In this case, investors would shift their attention to the tight U.S. labor market, reflecting their inflationary concerns in the form of higher long-term interest rates. This latter scenario could happen if Asian economies recover quickly or if interest-rate sensitive industries of the U.S. economy pick up sufficiently to offset any adverse affects that the Asian crisis might have on domestic economic growth.

EQUITY COMMENTARY

The year 1997 turned out to be another spectacular one for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. The current bull market continues to be driven by stable economic growth, robust earnings growth and low inflation.

Stock market volatility also increased in 1997 when the Dow Jones Industrial Average ("DJIA") moved up or down by more than 1% every third trading day on average. The uncertainty on the earnings front as a result of the Asian financial and currency crisis should sustain a high level of volatility and complicate the market outlook for 1998.

After a strong showing in the first half of 1997, the U.S. stock market posted solid gains in the third quarter. The Standard & Poor's 500 Stock Index gained 7.5% in the third quarter, the Russell 2000 Stock Index ("Russell 2000") rose sharply by 14.9% and the NASDAQ Composite Stock Index ("NASDAQ") performed even better with a spectacular rise of 16.9%. The U.S. stock market posted a mixed performance in the fourth quarter. The S&P 500 gained 2.9% in the fourth quarter, while the Russell 2000 fell by 3.4% and the NASDAQ declined by 6.8%. For calendar year 1997, the S&P 500 rose by 33.4%, the Russell 2000 advanced by 22.4% and the NASDAQ gained 21.6%.

Stock market volatility increased in the third quarter with the DJIA registering its second-largest point decline and its single-largest daily gain within a three-week period in the middle of the third quarter. Most stock market indexes fell about 3% on August 15 on a groundswell of earnings concerns after a few, large cap consumer companies warned about earnings disappointments for the third quarter. Investor sentiment reversed on September 2 when a weaker economic report from the National Association of Purchasing Managers dispelled fears of further Fed tightening. The stock market reversed course with an equally spectacular 3% gain as bond prices rose sharply also.

The events in Southeast Asia came into sharp focus for U.S. investors when a sell-off in Hong Kong, a beacon of stability in the region, dropped the DJIA by 554 points on Monday, October 27 and created its largest point loss in history. After a wild swing in trading the following day, stock prices began to stabilize. Despite more bad news in terms of large-scale bankruptcies in South Korea and Japan in the ensuing weeks, U.S. investors assessed a relatively modest impact on the domestic economy and the stock market was able to recover its losses from Gray Monday and even nudge higher by year-end in select sectors.

Second quarter earnings showed the same pattern of good news from earlier quarters which investors have now almost come to expect as a routine outcome. Positive surprises again far outnumbered disappointing earnings reports. Over 61% of all companies reported earnings above consensus while only 26% failed to deliver on earnings expectations.

Third quarter earnings were also ahead of expectations. The final tally on the earnings scorecard showed that 55% of all companies reported positive earnings surprises while 28% turned in earnings disappointments. We observe yet again that the current string of good earnings reports has now reached 19 consecutive quarters and is unprecedented in terms of both magnitude and duration.

The consensus forecast for 1998 earnings growth is now 7.2%. The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues stemming from lower demand in Asia. With current valuations at fairly high levels, the stock market will be intolerant to earnings disappointments.

We suspect that the global stock markets are currently more vulnerable to the woes of a weak economy than the risk of higher interest rates stimulated by economic strength. It is difficult to gauge the precise impact of the Asian crisis on corporate earnings and as a result, 1998 promises to be a year of great uncertainty.






SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                                TABLE OF CONTENTS



                                                                                       PAGE

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES............. 5

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES.....................18

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES....................26

THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES................................39

                                  THE TRAVELERS
                             TIMED GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account For Variable Annuities ("Account TGIS") is managed by The Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TGIS to provide diversified exposure to the large-company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

Net of fees and expenses, Account TGIS's total return of 29.8% for the year was well ahead of the 25.5% average return for variable annuity stock accounts in the Lipper Growth & Income Category.

During the second half of 1997, stock selection in the consumer discretionary, consumer staples and basic materials sectors made the strongest positive contribution to Account TGIS's overall relative performance. In the consumer discretionary sector, Account TGIS benefited from positions in retailers such as Costco and TJX Companies, newspapers such as Gannett and New York Times, and radio broadcasters such as Clear Channel Communications and Chancellor Media. In consumer staples, our largest relative gains came from positions in Dean Foods, a consolidator within the dairy industry, Interstate Bakeries, the nation's largest baker, and ConAgra, a packaged foods producer. In the poorly performing basic materials sector, where product and commodity prices were under pressure as a result of the Asian currency and economic crisis, underweights in the gold, copper and paper industries helped Account TGIS's performance.

We lost ground relative to the benchmark primarily in the technology and utilities sectors. In technology, as investors began to question growth prospects for many industries with exposure to Asia, our relative performance was penalized by the portfolio's holdings in the semiconductor and semiconductor equipment groups such as VLSI and KLA-Tencor respectively. In the utilities and telecomminications sectors, declines in WorldCom, the long distance telephone company which plans to acquire MCI Communications, and Calenergy, an independent power producer with exposure to the Asian and Latin economies, hurt Account TGIS's performance.

We expect that the uncertainty on the earnings front as a result of the Asian crisis will sustain the high level of volatility that we saw in 1997, a year which saw the Dow Jones Industrial Average move up or down by more than 1% every third trading day on average. We remain cautious about the stock market in the short run. Over the long term, a friendly interest rate environment and reasonable earnings strength preclude the prospect of a sustained bear market.

The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues as a result of lower demand in Asia. With current valuations at fairly high levels, the stock market will be intolerant to earnings disappointments.

The early earnings season appears to be on track with no major disappointments. Bellwether technology stocks such as Intel and Motorola have reported earnings that have come close to expectations. The market is likely to take its lead from the technology sector which has been hardest hit by earnings concerns relating to Asia. We are closely monitoring the earnings season to diagnose early symptoms of the Asian flu. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

Our disciplined approach to stock selection emphasizes stocks that exhibit improving fundamentals as measured by changes in analysts' earnings estimates and the trend of recent earnings surprises, and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates. In the technology sector, we maintain an overweight position in Compaq Computer, the leading manufacturer of personal computers, as earnings estimates continue to climb and valuation has become more attractive given the weakness in the technology sector in recent months. This scenario has allowed for the recent acquisition of Digital Equipment Corp. by Compaq Computer.

In the health care sector, we continue to emphasize Guidant, a leading manufacturer of medical devices used in regulating heart activity, whose market share gains have translated into rapidly rising earnings. In the consumer sector, our focus remains on media companies such as New York Times, radio and television broadcasters like Clear Channel Communications, and food retailers such as Albertsons, all of which have good earnings momentum, are relatively well insulated from international economic uncertainty, and are attractively valued relative to their growth rates.


PORTFOLIO MANAGERS:  SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA








                                  [TIMCO LOGO]

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997


ASSETS:
    Investment securities, at market value (cost $163,045,636).................................      $    212,327,596
    Cash.......................................................................................               486,700
    Receivables:
        Dividends..............................................................................               227,787
        Investment securities sold.............................................................             6,506,633
        Purchase payments and transfers from other Travelers accounts..........................                49,144
    Other assets...............................................................................                   305
                                                                                                     -----------------

           Total Assets........................................................................           219,598,165
                                                                                                     -----------------

LIABILITIES:
    Payables:
        Investment securities purchased........................................................             6,675,373
        Contract surrenders and transfers to other Travelers accounts..........................               164,967
        Investment management and advisory fees................................................                 3,753
        Market timing fees.....................................................................                49,516
        Variation on futures margin............................................................                 7,750
    Accrued liabilities........................................................................                21,166
                                                                                                     -----------------

           Total Liabilities...................................................................             6,922,525
                                                                                                     -----------------

NET ASSETS:
    (Applicable to 60,311,914 units outstanding at $3.526 per unit)............................      $    212,675,640
                                                                                                     =================



                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
    Dividends...............................................................     $      2,626,797
    Interest................................................................            2,046,014
                                                                                 -----------------
        Total income........................................................                         $      4,672,811

EXPENSES:
    Market timing fees......................................................            2,431,714
    Investment management and advisory fees.................................              631,320
    Insurance charges.......................................................            2,431,714
                                                                                 -----------------
        Total expenses......................................................                                5,494,748
                                                                                                     ----------------

           Net investment loss..............................................                                 (821,937)
                                                                                                     ----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................          149,137,969
        Cost of investment securities sold..................................          119,727,997
                                                                                 -----------------

           Net realized gain................................................                               29,409,972

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1996................................           30,900,858
        Unrealized gain at December 31, 1997................................           49,281,960
                                                                                   ---------------

           Net change in unrealized gain for the year.......................                               18,381,102
                                                                                                     ----------------

               Net realized gain and change in unrealized gain..............                               47,791,074
                                                                                                     ----------------

    Net increase in net assets resulting from operations....................                         $     46,969,137
                                                                                                     ================




                        See Notes to Financial Statements

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                                  1997                1996
                                                                                  ----                ----

OPERATIONS:
    Net investment loss................................................     $    (821,937)       $    (457,413)
    Net realized gain from investment security transactions............        29,409,972           17,418,572
    Net change in unrealized gain on investment securities.............        18,381,102           14,261,912
                                                                            -------------        -------------

        Net increase in net assets resulting from operations...........        46,969,137           31,223,071
                                                                            -------------        -------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 2,453,311 and 3,669,841 units, respectively)....         7,827,231            8,913,140
    Participant transfers from other Travelers accounts
        (applicable to 2,764,694 and 997,173 units, respectively)......         9,073,766            2,447,373
    Market timing transfers from other Travelers timed accounts
        (applicable to 13,417,785 and 15,373,491 units, respectively)..        40,990,167           41,324,850
    Administrative charges
        (applicable to 67,786 and 104,468 units, respectively).........          (224,578)            (270,930)
    Contract surrenders
        (applicable to 5,047,459 and 6,643,488 units, respectively)....       (15,992,402)         (16,458,034)
    Participant transfers to other Travelers accounts
        (applicable to 4,764,847 and 10,551,980 units, respectively)...       (14,956,016)         (25,735,778)
    Market timing transfers to other Travelers timed accounts
        (applicable to 16,465,702 and 39,522,364 units, respectively)..       (45,755,486)         (93,836,213)
    Other payments to participants
        (applicable to 89,224 and 150,701 units, respectively).........          (274,330)            (357,201)
                                                                            -------------        -------------

        Net decrease in net assets resulting from unit transactions....       (19,311,648)         (83,972,793)
                                                                            -------------        -------------

           Net increase (decrease) in net assets.......................        27,657,489          (52,749,722)

NET ASSETS:
    Beginning of year..................................................       185,018,151          237,767,873
                                                                            -------------        -------------

    End of year........................................................     $ 212,675,640        $ 185,018,151
                                                                            =============        =============






                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $99,064,269 and $114,099,423, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $535,398 and $1,784,051, respectively, for the year ended December 31, 1997. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $24,649 and $39,297 for the years ended December 31, 1997 and 1996, respectively.

At December 31, 1997, Account TGIS held 155 open S&P 500 Stock Index futures contracts expiring in March, 1998. The underlying face value, or notional value, of these contracts at December 31, 1997 amounted to $37,940,125. In connection with these contracts, short-term investments with a par value of $2,025,000 had been pledged as margin deposits.

Net realized gains resulting from futures contracts were $6,907,342 and $3,859,624 for the years ended December 31, 1997 and 1996, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1997, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TGIS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $94,019 and $161,380 of contingent deferred sales charges for the years ended December 31, 1997 and 1996, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             1997         1996           1995          1994          1993
                                                             ----         ----           ----          ----          ----
SELECTED PER UNIT DATA:
 Total investment income................................  $    .075     $     .061    $     .083    $     .064     $    .043
 Operating expenses.....................................       .090           .069          .057          .041          .042
                                                          ---------     ---------     ----------    ----------     ---------

 Net investment income (loss)...........................      (.015)         (.008)         .026          .023          .001

 Unit value at beginning of year........................      2.717          2.263         1.695         1.776         1.689
 Net realized and change in unrealized gains (losses)...       .824           .462          .542         (.104)         .086
                                                          ---------     ---------     ----------    ----------     ---------

 Unit value at end of year..............................  $   3.526     $    2.717    $    2.263    $    1.695     $   1.776
                                                          =========     =========     ==========    ==========     =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value..................  $    .81      $    .45      $     .57     $   (.08)      $    .09
 Ratio of operating expenses to average net assets*.....      2.82 %        2.82 %         2.82 %        2.82 %        2.82 %
 Ratio of net investment income (loss) to average net        (.45) %       (.34) %         1.37 %        1.58 %         .08 %
assets*.................................................
  Number of units outstanding at end of year                60,312        68,111        105,044        29,692             -
(thousands).............................................
 Portfolio turnover rate................................        63 %          81 %           79 %          19 %          70 %
 Average commission rate paid+..........................  $   .053      $   .046              -             -             -


*        Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

               THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1997

                                    NO. OF         MARKET
                                    SHARES          VALUE
                                   ----------    ------------
COMMON STOCKS (81.3%)

 AEROSPACE (1.4%)
  Allied Signal, Inc.                 12,400   $     482,825
  Boeing Co.                          22,100       1,081,519
  Lockheed Martin Corporation          4,500         443,250
  United Technologies Corp.           12,700         924,719
                                               --------------
                                                   2,932,313
                                               --------------
 AIRLINES (0.3%)
  Continental Airlines, Inc. (A)      13,500         649,687
                                               --------------

 AUTOMOTIVE (2.1%)
  Chrysler Corp.                      15,500         545,406
  Eaton Corp.                          5,400         481,950
  Ford Motor Co.                      39,400       1,918,288
  General Motors Corp. Class H        17,400       1,054,875
  Navistar International Corp. (A)    16,100         399,481

                                               --------------
                                                   4,400,000
                                               --------------
 BANKING (7.4%)
  Banc One Corp.                       6,520         354,118
  Bank of New York Co., Inc.           8,500         491,406
  BankAmerica Corp.                   21,000       1,533,000
  Bankers Trust NY Corp.               5,200         584,675
  Barnett Banks Inc.                   4,300         309,063
  Chase Manhattan Corp.                9,824       1,075,728
  Citicorp                            10,100       1,277,019
  Comerica Inc.                        6,900         622,725
  First Chicago NBD                    3,700         308,950
  First Empire State Corp.               800         372,000
  First Union Corp.                   13,700         702,125
  Fleet Financial Group                5,800         434,637
  Golden West Financial Corp.          6,900         674,906
  KeyCorp                              4,900         346,981
  Mellon Bank Corp.                    6,100         369,813
  J.P. Morgan & Company                4,100         462,787
  National City Corp.                  5,000         328,750
  NationsBank Corp.                   17,000       1,033,812
  Northern Trust Corp.                 5,600         391,650
  Norwest Corp.                       17,200         664,350
  PNC Bank Corp.                       7,100         405,144
  State Street Corp.                  10,300         599,331
  SunTrust Banks, Inc.                 4,900         349,738
  U.S. Bancorp                         3,100         347,006
  UnionBanCal Corp.                    5,900         627,612
  Washington Mutual                    5,500         350,797
  Wells Fargo & Co.                    2,200         746,766
                                               --------------
                                                  15,764,889
                                               --------------
 BEVERAGE (1.9%)
  Anheuser-Busch Cos.                 11,100         488,400
  Coca-Cola Co.                       54,200       3,611,075
                                               --------------
                                                   4,099,475
                                               --------------
 BROKERAGE (1.8%)
  MGIC Investment Corp.               12,000         798,000
  Marsh & McLennan Cos.                8,300         618,869
  Merrill Lynch & Co.                 14,600       1,064,887
  Morgan Stanley Group, Inc.          22,240       1,314,940
                                               --------------
                                                   3,796,696
                                               --------------


                                    NO. OF         MARKET
                                    SHARES          VALUE
                                   ----------  --------------
 BUILDING MATERIALS (0.3%)
  Masco Corp.                         14,700   $     747,863
                                               --------------

 CAPITAL GOODS (2.2%)
  Deere & Co.                         13,800         804,713
  Emerson Electric Co.                 9,900         558,731
  Honeywell, Inc.                      8,100         554,850
  Illinois Tool Works                 12,300         739,538
  Pitney Bowes, Inc.                   7,600         683,525
  Tellabs, Inc. (A)                   10,400         548,924
  Thiokol Corp.                        6,500         528,125
  Thomas & Betts Corp.                 7,100         335,475
                                               --------------
                                                   4,753,881
                                               --------------
 CHEMICALS (1.6%)
  Crompton & Knowles Corp.            13,200         349,800
  Dow Chemical                         5,500         558,250
  E.I. Dupont de Nemours & Co.        24,600       1,477,538
  Lyondell Petrochemical              14,400         381,600
  Monsanto Co.                        13,000         546,000
                                               --------------
                                                   3,313,188
                                               --------------
 CONSTRUCTION MACHINERY (0.2%)
  Caterpillar, Inc.                    9,000         437,063
                                               --------------

 CONSUMER (5.3%)
  Archer-Daniels-Midland Co.          13,170         285,624
  Colgate-Palmolive                   11,800         867,300
  General Electric Corp.              70,900       5,202,287
  Gillette Co.                         8,589         862,658
  Meredith Corp.                      11,800         421,113
  Procter & Gamble Co.                31,100       2,482,169
  Unilever N.V.                       12,400         774,225
  Whirlpool Corp.                      7,800         429,000
                                               --------------
                                                  11,324,376
                                               --------------
 CONSUMER SERVICES (0.8%)
  AVX Corp.                           11,100         204,656
  Kimberly Clark Corp.                12,420         612,461
  Knight-Ridder, Inc.                  8,800         457,600
  Rohm & Haas Co.                      5,400         517,050
                                               --------------
                                                   1,791,767
                                               --------------
 DEFENSE (0.2%)
  Raytheon Co. Class A                 1,110          54,717
  Raytheon Co. Class B                 9,200         464,600
                                               --------------
                                                     519,317
                                               --------------
 ENTERTAINMENT (1.2%)
  Brunswick Corp.                     12,600         381,938
  Walt Disney Co.                     15,141       1,499,905
  Mirage Resorts, Inc. (A)            12,000         273,000
  U.S. Industries, Inc.               13,200         397,650
                                               --------------
                                                   2,552,493
                                               --------------
 FINANCE (0.8%)
  American Express Company            11,100         990,675
  Torchmark Corp.                     15,800         664,588

                                               --------------
                                                   1,655,263
                                               --------------

                                        NO. OF           MARKET
                                        SHARES            VALUE
                                      ----------       ----------
 FOOD (2.7%)
 Campbell Soup Co.                         4,500       $  261,563
 ConAgra, Inc.                            26,400          866,250
 Dean Foods Co.                            9,150          544,425
 Interstate Bakeries Corp.                10,600          396,175
 Kellogg Co.                               9,400          466,475
 McDonalds Corp.                           6,500          310,375
 PepsiCo, Inc.                            35,100        1,278,956
 Sara Lee Corp.                           17,500          985,469
 Sysco Corp.                              13,000          592,312
                                                       ----------
                                                        5,702,000
                                                       ----------
HEALTHCARE (1.0%)
 Beverly Enterprises (A)                  22,700          295,100
 Guidant Corp.                            13,400          834,150
 Health Management
  Association Inc. (A)                    16,650          420,412
 Quorum Health Group (A)                  13,738          360,623
 Wellpoint Health Networks (A)             3,800          160,550
                                                       ----------
                                                        2,070,835
                                                       ----------
INDEPENDENT ENERGY (0.5%)
 Burlington Resources, Inc.               12,800          573,600
 Entergy Corp.                            18,500          553,844
                                                       ----------
                                                        1,127,444
                                                       ----------
INDUSTRIAL (1.8%)
 AccuStaff Inc. (A)                       16,500          379,500
 CBS Inc.                                 14,400          423,900
 Fluor Corp.                               9,000          336,375
 MGM Grand Inc. (A)                        4,900          176,706
 Mercury General Corp.                     7,300          403,325
 Minnesota Mining &
  Manufacturing Co.                        6,000          492,375
 National Services Industry, Inc.          9,000          446,063
 Textron, Inc.                            11,100          693,750
 Tyco International, Ltd.                 12,400          558,775
                                                       ----------
                                                        3,910,769
                                                       ----------
INSURANCE (3.3%)
 Allstate Corp.                           10,038          912,203
 AMBAC, Inc.                               8,200          377,200
 American International Group             19,575        2,128,781
 Choicepoint Inc. (A)                        310           14,803
 Conseco, Inc.                            11,700          531,619
 Equitable Cos., Inc.                     11,400          567,150
 Everest Reinsurance Holdings             12,800          528,000
 Hartford Financial Services Group         6,700          626,869
 Health Care & Retirement Corp. (A)        8,900          358,225
 SunAmerica, Inc.                          8,450          361,237
 Transatlantic Holdings, Inc.              4,790          342,485
 20th Century Industries                  14,000          364,000
                                                       ----------
                                                        7,112,572
                                                       ----------
INTEGRATED ENERGY (5.5%)
 Amoco Corp.                              10,800          919,350
 Atlantic Richfield Co.                    7,500          600,938
 Chevron Corp.                            14,500        1,116,500
 Exxon Corp.                              51,900        3,175,631
 Mobil Corp.                              17,400        1,256,062
 Phillips Petroleum Co.                    6,000          291,750
 Royal Dutch Petroleum Co.                38,000        2,059,125


                                      NO. OF         MARKET
                                      SHARES          VALUE
                                    ----------      ------------
INTEGRATED ENERGY (CONTINUED)
 Texaco, Inc.                           20,400       $ 1,109,250
 USX-Marathon Group                     16,600           560,250
 Unocal Corp.                           17,200           667,575
                                                     -----------
                                                      11,756,431
                                                     -----------
MEDIA (2.0%)
 Chancellor Media Corp. (A)              5,700           425,540
 Clear Channel Communications (A)        8,000           635,500
 Gannet Co.                             12,900           797,381
 King World Productions, Inc.            4,700           271,425
 New York Times Co.                     12,600           833,175
 Time Warner, Inc.                      19,300         1,196,600
                                                     -----------
                                                       4,159,621
                                                     -----------
METALS (1.1%)
 Aeroquip-Vickers, Inc.                  7,461           366,055
 Alumax Inc. (A)                         9,200           312,800
 Aluminum Co. of America                 6,000           422,250
 Bethlehem Steel Corp. (A)              36,900           318,263
 LTV Corp.                              15,400           150,150
 Phelps Dodge Corp.                      5,900           367,275
 USX-U.S. Steel Group                   14,200           443,750
                                                     -----------
                                                       2,380,543
                                                     -----------
NATURAL GAS PIPELINE (0.6%)
 Columbia Gas Systems, Inc.              5,800           455,663
 Enron Corp.                             7,200           299,250
 Sonat, Inc.                            10,600           484,950
                                                     -----------
                                                       1,239,863
                                                     -----------
OIL FIELD (0.6%)
 BJ Services Co. (A)                     4,324           311,058
 Schlumberger Ltd.                      10,800           869,400
                                                     -----------
                                                       1,180,458
                                                     -----------
PAPER (0.5%)
 Georgia-Pacific Corp.                   5,900           358,425
 Georgia-Pacific Timber (A)              5,900           133,856
 International Paper Co.                 6,700           288,938
 Weyerhaeuser Co.                        4,500           220,781
                                                     -----------
                                                       1,002,000
                                                     -----------
PHARMACEUTICALS (8.3%)
 Abbott Laboratories                    11,000           721,187
 American Home Products Corp.           19,900         1,522,350
 Baxter International, Inc.              6,600           332,888
 Bristol-Myers Squibb Co.               26,700         2,526,487
 CVS Corp.                              12,700           813,594
 Johnson & Johnson                      35,700         2,351,737
 Lilly (Eli) & Co.                      20,400         1,420,350
 Merck & Co.                            28,000         2,975,000
 Omnicare, Inc.                         11,600           359,600
 Pfizer, Inc.                           25,060         1,868,536
 PharMerica, Inc. (A)                   10,331           108,150
 Schering-Plough Corp.                  23,300         1,447,512
 Warner-Lambert Co.                      8,800         1,091,200
                                                     -----------
                                                      17,538,591
                                                     -----------
RAILROADS (0.4%)
 Burlington Northern Santa Fe            3,400           315,987
 Norfolk Southern Corp.                  8,700           268,069
 Union Pacific Corp.                     4,800           299,700
                                                     -----------
                                                         883,756
                                                     -----------

                                    NO. OF         MARKET
                                    SHARES          VALUE
                                   --------       -----------
 RETAILERS (3.7%)
  Borders Group, Inc. (A)            11,800       $   369,488
  Costco Companies, Inc. (A)         17,300           771,471
  Dayton Hudson Corp.                10,500           708,750
  Family Dollar Stores, Inc.         15,800           463,138
  Federated Department
   Stores, Inc. (A)                  12,700           546,894
  The Gap, Inc.                       9,450           334,884
  Home Depot, Inc.                   16,800           989,100
  Liz Claiborne, Inc.                 8,800           367,950
  Ross Stores, Inc.                   9,900           360,731
  Stride Rite Corp.                     400             4,800
  TJX Companies, Inc.                14,800           508,750
  Wal-Mart Stores, Inc.              51,800         2,042,862
  Walgreen Co.                       12,600           395,325
                                                  -----------
                                                    7,864,143
                                                  -----------
 SERVICES (3.2%)
  Cendant Corp. (A)                  29,558         1,016,061
  HealthCare COMPARE Corp. (A)        3,200           164,400
  HBO & Co.                          15,100           724,327
  Lincare Holdings, Inc. (A)          7,000           400,750
  Microsoft (A)                      30,500         3,941,170
  Oracle Corp. (A)                   21,600           481,274
                                                  -----------
                                                    6,727,982
                                                  -----------
 SUPERMARKETS (0.5%)
  Albertson's Inc.                   21,200         1,004,350
                                                  -----------

 TECHNOLOGY (7.0%)
  Applied Materials, Inc. (A)        19,800           595,855
  Cisco Systems, Inc. (A)            21,750         1,213,922
  Compaq Computer Corp.              28,550         1,611,291
  Computer Associates                 7,900           417,712
    International
  Dell Computer Corp. (A)             8,000           672,250
  Equifax, Inc.                       3,100           109,856
  Hewlett-Packard Co.                18,000         1,125,000
  Intel Corp.                        33,800         2,373,392
  International Business
   Machines Corp.                    23,200         2,425,850
  Motorola, Inc.                     13,400           764,637
  Parker-Hannifin Corp.              10,400           477,100
  Raychem Corp.                      11,400           490,912
  SCI Systems (A)                     7,800           339,788
  Shared Medical System Corp.         7,300           481,800
  Sun Microsystems (A)                7,900           315,506
  Texas Instruments, Inc.             8,800           396,000
  VLSI Technology, Inc. (A)          20,400           481,950
  Xerox Corp.                         7,600           560,975
                                                  -----------
                                                   14,853,796
                                                  -----------
 TELECOMMUNICATIONS (6.8%)
  AT&T Corp.                         37,600         2,303,000
  Airtouch Communications (A)        11,800           490,437
  Ameritech Corp.                    12,600         1,014,300
  Bell Atlantic Corp.                17,680         1,608,880
  BellSouth Corp.                    22,700         1,278,294
  GTE Corp.                          22,200         1,159,950
  Lucent Technologies                13,884         1,108,984
  MCI Communications Corp.           15,400           659,793
  Northern Telecom., Ltd.             5,700           507,300
  SBC Communications, Inc.           27,775         2,034,519
  Sprint Corp.                       10,000           586,250



                                          NO. OF           MARKET
                                          SHARES            VALUE
                                        ----------       -----------
 TELECOMMUNICATIONS (CONTINUED)
  U S West Communications Group             10,500       $   473,812
  WorldCom, Inc. (A)                        38,100         1,153,714
                                                         -----------
                                                          14,379,233
                                                         -----------
 TEXTILE (0.1%)
  Jones Apparel Group, Inc. (A)              6,200           266,600
                                                         -----------

 TOBACCO (1.5%)
  Loews Corp.                                5,700           604,913
  Philip Morris, Inc.                       55,600         2,519,375
                                                         -----------
                                                           3,124,288
                                                         -----------
 U.S. AGENCY (0.8%)
  Federal Home Loan Mortgage
    Corp.                                   16,800           704,550
  Federal National Mortgage
    Association                             16,700           952,944
                                                         -----------
                                                           1,657,494
                                                         -----------
 UTILITIES (1.9%)
  Baltimore Gas & Electric Co.              14,300           487,094
  Duke Power Co.                             4,500           249,188
  Edison International                      27,700           753,094
  ENSCO International, Inc.                  8,600           288,100
  FPL Group, Inc.                           11,900           704,331
  Houston Industries                         6,000           160,125
  MidAmerican Energy Holding Co.            10,300           226,600
  PacifiCorp                                 6,300           172,069
  Southern Co.                              15,300           395,887
  Texas Utilities Co.                       12,000           498,750
                                                         -----------
                                                           3,935,238
                                                         -----------
   TOTAL COMMON STOCKS
    (COST $123,336,127)                                  172,616,278
                                                         -----------

                                     PRINCIPAL
                                      AMOUNT
                                    ----------
SHORT-TERM INVESTMENTS (18.7%)



 COMMERCIAL PAPER (17.8%)
  Asset Securitization Corp.,
   6.05% due January 21, 1998       $ 2,000,000          1,993,610
  Asset Securitization Corp.,
   6.24% due January 28, 1998         1,000,000            995,741
  Asset Securitization Corp.,
   5.88% due February 2, 1998         2,000,000          1,989,960
  BHP Finance (USA), Inc.,
   5.83% due January 27, 1998         1,636,000          1,629,281
  BHP Finance (USA), Inc.,
   5.83% due January 28, 1998         3,000,000          2,987,223
  Corporate Receivables Corp.,
   5.85% due January 8, 1998          2,000,000          1,997,474
  Corporate Receivables Corp.,
   5.93% due February 25, 1998        1,000,000            991,482
  Dillard Investment Co., Inc.,
   5.99% due January 6, 1998          2,245,000          2,242,852
  Dillard Investment Co., Inc.,
   5.84% due January 21, 1998         1,259,000          1,254,977

                                            PRINCIPAL        MARKET
                                              AMOUNT          VALUE
                                           ----------      ------------
 COMMERCIAL PAPER (CONTINUED)
  General Electric Capital Corp.,
  5.93% due January 13, 1998              $ 4,500,000       $ 4,491,004
 IMI Funding Corp. (USA),
  5.86% due January 14, 1998                1,830,000         1,826,082
 Morgan Stanley Group, Inc.,
  5.85% due January 22, 1998                2,000,000         1,993,306
 Pearson, Inc.,
  5.96% due January 5, 1998                 1,370,000         1,368,903
 Progress Capital Holdings, Inc.,
  5.99% due January 14, 1998                2,878,000         2,871,838
 Prudential Funding Corp.,
  5.83% due March 3, 1998                   2,000,000         1,981,138
 Sherwin Williams Co.,
  5.83% due January 15, 1998                2,000,000         1,995,436
 UBS Financial, Inc.,
  6.85% due January 2, 1998                 5,137,000         5,135,325
                                                            -----------
                                                             37,745,632
                                                            -----------
U.S. TREASURY (0.9%)
 United States of America Treasury,
  5.61% due July 23, 1998 (B)               2,025,000         1,965,686
                                                            -----------

  TOTAL SHORT-TERM
   INVESTMENTS (COST $39,709,509)                            39,711,318
                                                            -----------

                                            NOTIONAL
                                              VALUE
                                            ----------
FUTURES CONTRACTS (0.0%)

  S&P 500 Stock Index,
   Exp. March, 1998 (C)                    $ 37,940,125              --
                                                          -------------


   TOTAL INVESTMENTS (100%)
    (COST $163,045,636) (D)                               $ 212,327,596
                                                          =============



NOTES

(A)   Non-income Producing Security.

(B) Par value of $2,025,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1997, net unrealized appreciation for all securities was $49,281,960. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $50,667,517 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,385,557.




                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The
   Travelers Timed Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock Account for Variable Annuities, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements, per unit data and ratios are the responsibility of management. Our responsibility is to express an opinion on these financial statements, per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                                  THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The year 1997 seemed to catch investors by surprise at almost every turn; it was a year filled with both highs and lows. The unemployment rate hit a 24-year low of 4.6%, inflation reached a 10-year low of 1.7%, and Gross Domestic Product growth remained strong at 3.9%. At year end the 30-year Treasury bond yield was 5.92% and the federal funds rate was 5.50%. It appeared to be only a matter of time before the Federal Reserve Board ("Fed") intervened and raised the federal funds rate. However, as a result of the Asian crisis in October, it appears economic growth has slowed enough to put a rate hike on hold.

It is unclear what the next Fed move will be, however we expect the Fed to remain on the sidelines for the next six months. The strategy in the management of The Travelers Timed Short-Term Bond Account for Variable Annuities' short-term assets will be to extend maturities from the current average of 23 days, to between 60 and 90 days. At year end the asset size of the portfolio was $66.2 million with an average yield of 5.88%.


PORTFOLIO MANAGER: EMIL J. MOLINARO JR.





                                  [TIMCO LOGO]

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

ASSETS:
  Investment securities, at market value (cost $66,196,493) ........ $66,197,944
  Receivables:
    Investment securities sold .....................................   4,276,000
    Purchase payments and transfers from other Travelers accounts ..      14,304
  Other assets .....................................................         368
                                                                     -----------

      Total Assets .................................................  70,488,616
                                                                     -----------

LIABILITIES:
  Cash overdraft ...................................................      36,446
  Payables:
    Investment securities purchased ................................   4,236,411
    Contract surrenders and transfers to other Travelers accounts ..      41,108
    Investment management and advisory fees ........................       1,178
    Market timing fees .............................................      15,864
  Accrued liabilities ..............................................       6,034
                                                                     -----------

      Total Liabilities ............................................   4,337,041
                                                                     -----------

NET ASSETS:
  (Applicable to 47,261,742 units outstanding at $1.399 per unit)..  $66,151,575
                                                                     ===========

                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
    Interest................................................................                         $    4,274,494

EXPENSES:
    Market timing fees......................................................     $       956,347
    Investment management and advisory fees.................................             248,469
    Insurance charges.......................................................             956,347
                                                                                 ---------------
        Total expenses......................................................                             2,161,163
                                                                                                    --------------

           Net investment income............................................                             2,113,331
                                                                                                    --------------

REALIZED LOSS AND CHANGE IN UNREALIZED GAIN (LOSS) ON
       INVESTMENT SECURITIES:
    Realized loss from investment security transactions:
        Proceeds from investment securities sold............................          72,946,850
        Cost of investment securities sold..................................          72,947,186
                                                                                 ---------------

           Net realized loss................................................                                  (336)

    Change in unrealized gain (loss) on investment securities:
        Unrealized loss at December 31, 1996................................             (10,334)
        Unrealized gain at December 31, 1997................................               1,451

                                                                                   -------------

          Net change in unrealized gain (loss) for the year.................                                11,785
                                                                                                    --------------

           Net realized loss and change in unrealized gain (loss)...........                                11,449
                                                                                                    --------------

    Net increase in net assets resulting from operations....................                        $    2,124,780
                                                                                                    ==============





                        See Notes to Financial Statements

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                                        1997              1996
                                                                                        ----              ----

OPERATIONS:
    Net investment income .......................................................  $  2,113,331     $   2,112,194
    Net realized gain (loss) from investment security transactions ..............          (336)           19,963
    Net change in unrealized gain (loss) on investment securities ...............        11,785           (10,334)
                                                                                   ------------     -------------

        Net increase in net assets resulting from operations ....................     2,124,780         2,121,823
                                                                                   ------------     -------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 2,871,021 and 3,580,147 units, respectively) .............     3,957,433         4,822,829
    Participant transfers from other Travelers accounts
        (applicable to 1,695,500 and 805,634 units, respectively) ...............     2,349,190         1,084,231
    Market timing transfers from other Travelers timed accounts
        (applicable to 46,933,510 and 127,845,161 units, respectively) ..........    64,283,327       171,245,508
    Administrative charges
        (applicable to 57,421 and 85,517 units, respectively) ...................       (79,709)         (115,494)
    Contract surrenders
        (applicable to 4,875,179 and 4,878,210 units, respectively) .............    (6,710,909)       (6,581,955)
    Participant transfers to other Travelers accounts
        (applicable to 5,843,389 and 10,743,375 units, respectively) ............    (8,038,607)      (14,473,627)
    Market timing transfers to other Travelers timed accounts
        (applicable to 47,867,671 and 61,747,981 units, respectively) ...........   (65,788,808)      (83,544,949)
    Other payments to participants
        (applicable to 159,816 and 210,672 units, respectively) .................      (219,800)         (283,688)
                                                                                   ------------     -------------

        Net increase (decrease) in net assets resulting from unit transactions ..   (10,247,883)       72,152,855
                                                                                   ------------     -------------

           Net increase (decrease) in net assets ................................    (8,123,103)       74,274,678

NET ASSETS:
    Beginning of year ...........................................................    74,274,678                --
                                                                                   ------------     -------------

    End of year .................................................................  $ 66,151,575     $  74,274,678
                                                                                   ============     =============




                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB"), is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TSB.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $56,053 and $72,688 of contingent deferred sales charges for the years ended December 31, 1997 and 1996, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                            1997           1996           1995             1994          1993
                                                            ----           ----           ----             ----          ----
SELECTED PER UNIT DATA:
 Total investment income.................................  $    .077     $     .057     $     .074      $     .055      $    .041
 Operating expenses......................................       .039           .030           .035            .036           .037
                                                           ---------     ---------      ----------      ----------      ---------

 Net investment income...................................       .038           .027           .039            .019           .004

 Unit value at beginning of year.........................      1.361          1.333          1.292           1.275          1.271
 Net realized and change in unrealized gains (losses)*...       .000           .001           .002           (.002)         -
                                                           ---------     ----------     ----------       ---------      ---------
 Unit value at end of year...............................  $   1.399     $    1.361     $    1.333      $    1.292      $   1.275
                                                           =========     =========      ==========      ==========      =========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase in unit value..............................  $     .04     $      .03     $      .04       $     .02      $       -
 Ratio of operating expenses to average net assets**.....       2.82%          2.82%          2.82%           2.82%          2.82%
 Ratio of net investment income to average net assets**..       2.77%          2.47%          3.17%           1.45%           .39%
 Number of units outstanding at end of year (thousands)..     47,262         54,565              -         216,713        353,374



* Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**       Annualized.

                   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1997

                                        PRINCIPAL       MARKET
                                          AMOUNT        VALUE
                                       ----------    -----------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (100%)
  Asset Securitization Corp.,
   6.05% due January 21, 1998          $1,524,000    $ 1,519,131
  Associate Corp. of North America,
   5.83% due January 16, 1998
                                        3,000,000      2,992,698
  BHP Finance (USA), Inc.,
   5.83% due January 27, 1998           2,864,000      2,852,238
  Ciesco LP,
   6.05% due January 9, 1998            3,000,000      2,995,761
  Corporate Asset Funding Co.,
   5.97% due January 29, 1998           5,000,000      4,977,945
  Corporate Receivables Corp.,
   5.85% due January 8, 1998            2,000,000      1,997,474
  General Electric Capital Corp.,
   5.85% due January 22, 1998           5,025,000      5,008,181
  General Mills, Inc.,
   5.83% due January 9, 1998            2,000,000      1,997,174
  Goldman Sachs Group LP,
   5.96% due January 22, 1998           5,020,000      5,003,198
  Household Finance Corp.,
   5.93% due January 12, 1998           3,000,000      2,994,435
  J.P. Morgan & Company,
   5.91% due January 5, 1998            4,000,000      3,996,796
  Merrill Lynch & Co.,
   5.87% due March 3, 1998              5,000,000      4,952,845
  Morgan Stanley Group, Inc.,
   5.92% due January 13, 1998           4,000,000      3,992,004
  Pearson, Inc.,
   5.96% due January 12, 1998           3,000,000      2,994,435
  Prudential Funding Corp.,
   5.86% due February 24, 1998          5,000,000      4,958,170
  Seagram Joseph E. & Sons Inc.,
   5.93% due February 2, 1998           1,700,000      1,691,466
  Sherwin Williams Co.,
   5.83% due January 15, 1998           4,000,000      3,990,872
  Transamerica Financial Corp.,
   5.85% due January 29, 1998           3,060,000      3,046,502
  UBS Financial, Inc.,
   6.85% due January 2, 1998            4,238,000      4,236,619
                                                     -----------
   TOTAL INVESTMENTS (100%)
    (COST $66,196,493)                               $66,197,944
                                                     ===========



                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The
   Travelers Timed Short-Term Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements, per unit data and ratios are the responsibility of management. Our responsibility is to express an opinion on these financial statements, per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                                  THE TRAVELERS
                                TIMED AGGRESSIVE
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account For Variable Annuities ("Account TAS") is managed by The Travelers Investment Management Company ("TIMCO"). TIMCO manages Account TAS to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a disciplined quantitative screening process that favors companies which achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Acoount TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 MidCap Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the year ended December 31, 1997, Account TAS achieved a total return of 32.4%, before fees and expenses, comparing favorably to the 32.3% total return of the S&P 400. Net of fees and expenses, Account TAS's total return of 29.2% for the year was well ahead of the 11.9% average return achieved by variable annuity stock funds in the Lipper Capital Appreciation Mid Cap Category.

During the second half of 1997, stock selection in the consumer discretionary and technology sectors made the strongest positive contribution to Account TAS's overall relative performance. In the consumer discretionary sector, our biggest relative performance gain came from our overweighted positions in a number of specialty retailers, including Family Dollar Stores and TJX Companies, which benefited from a strong domestic economy and healthy trends in consumer spending. Account TAS was also helped by solid advertising trends and merger activity in the newspaper and media industries, which boosted the stocks of New York Times and Chancellor Media respectively.

In the technology sector, where investors became increasingly concerned about the negative impact of the Asian economic crisis on earnings and growth rates, our underweight position in semiconductor and semiconductor equipment stocks helped Account TAS's returns. Computer software holdings such as Policy Management Services and BMC Software rose on strong fundamentals, positive earnings surprises and attractive valuations.

We lost ground to the benchmark primarily in the transportation and basic materials sectors. In the transportation sector, we were hurt by an underweight in Kansas City Southern, a railroad and financial services company which benefited first from the strong performance of its money management operations and then from the decision to separate into two entities. In basic materials, the Asian crisis led to plummeting commodity prices and pressured stocks in the gold, copper, aluminum, paper and steel industries, as investors began to discount weaker 1998 earnings. Account TAS's holdings which suffered as a result, included Boise Cascade, a paper and forest product manufacturer, and USX-U.S. Steel Group, the nation's largest steel manufacturer.

We expect that the uncertainty on the earnings front as a result of the Asian crisis will sustain the high level of volatility that we saw in 1997, a year which saw the Dow Jones Industrial Average Index move up or down by more than 1% every third trading day on average. We remain cautious about the stock market in the short run. Over the long term, a friendly interest rate environment and reasonable earnings strength preclude the prospect of a sustained bear market.

The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues as a result of lower demand in Asia. With current valuations at fairly high levels, the stock market will be intolerant to earnings disappointments.

The early earnings season appears to be on track with no major disappointments. Bellwether technology stocks such as Intel and Motorola have reported earnings that have come close to expectations. The market is likely to take its lead from the technology sector which has been hardest hit by earnings concerns relating to Asia. We are closely monitoring the earnings season to diagnose early symptoms of the Asian flu. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.

Our disciplined approach to stock selection emphasizes stocks that exhibit improving fundamentals as measured by changes in analysts' earnings estimates and the trend of recent earnings surprises, and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates. In the technology sector, we are maintaining our overweight in VLSI, a leading designer and manufacturer of semiconductors used in wireless and digital telecommunications applications.

In the healthcare sector, we hold McKesson, the nation's largest wholesale drug distributor, which is growing rapidly through acquisitions and market share gains. In the consumer sector, our focus remains on diversified media companies like New York Times, as well as retailers that demonstrate above-average sales and earnings momentum, including Costco, TJX and Borders Group. In transportation, we emphasize Lear, a leading supplier of automotive interior and seating systems to the auto industry, with rising earnings and an attractive valuation.


PORTFOLIO MANAGERS:  SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA





                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997


ASSETS:
    Investment securities, at market value (cost $73,512,010)..................................      $     88,590,437
    Cash   ....................................................................................                71,903
    Receivables:
        Dividends..............................................................................                57,959
        Investment securities sold.............................................................             3,251,063
        Purchase payments and transfers from other Travelers accounts..........................                 8,014
        Variation on futures margin............................................................                74,900
                                                                                                     -----------------

           Total Assets........................................................................            92,054,276
                                                                                                     -----------------

LIABILITIES:
    Payables:
        Investment securities purchased........................................................             4,368,098
        Contract surrenders and transfers to other Travelers accounts..........................                16,402
        Investment management and advisory fees................................................                 1,654
        Market timing fees.....................................................................                20,311
    Accrued liabilities........................................................................                 6,739
                                                                                                     -----------------

           Total Liabilities...................................................................             4,413,204
                                                                                                     -----------------

NET ASSETS:
     (Applicable to 25,864,540 units outstanding at $3.389 per unit)...........................      $     87,641,072
                                                                                                     =================






                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
    Dividends...............................................................     $        733,520
    Interest................................................................              965,353
                                                                                 -----------------
        Total income........................................................                         $      1,698,873

EXPENSES:
    Market timing fees......................................................            1,004,381
    Investment management and advisory fees.................................              281,157
    Insurance charges.......................................................            1,004,381
                                                                                 -----------------
        Total expenses......................................................                                2,289,919
                                                                                                     -----------------

           Net investment loss..............................................                                 (591,046)
                                                                                                     -----------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................           81,303,873
        Cost of investment securities sold..................................           66,533,101
                                                                                 -----------------

           Net realized gain................................................                               14,770,772

    Change in unrealized gain on investment securities:
        Unrealized gain at December 31, 1996................................            9,464,831
        Unrealized gain at December 31, 1997................................           15,078,427
                                                                                   ---------------

           Net change in unrealized gain for the year.......................                                5,613,596
                                                                                                     -----------------

               Net realized gain and change in unrealized gain..............                               20,384,368
                                                                                                     -----------------

    Net increase in net assets resulting from operations....................                         $     19,793,322
                                                                                                     =================



                        See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                            1997              1996
                                                                            ----              ----

OPERATIONS:
    Net investment loss ..............................................  $   (591,046)    $    (856,906)
    Net realized gain from investment security transactions ..........    14,770,772        12,529,601
    Net change in unrealized gain on investment securities ...........     5,613,596          (241,053)
                                                                        ------------     -------------

        Net increase in net assets resulting from operations .........    19,793,322        11,431,642
                                                                        ------------     -------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 1,773,947 and 3,129,051 units, respectively) ..     5,233,718         7,526,237
    Participant transfers from other Travelers accounts
        (applicable to 343,016 and 278,752 units, respectively) ......     1,050,497           669,093
    Market timing transfers from other Travelers timed accounts
        (applicable to 6,455,170 and 6,967,148 units, respectively) ..    17,684,347        18,098,875
    Administrative charges
        (applicable to 38,438 and 54,428 units, respectively) ........      (117,747)         (138,199)
    Contract surrenders
        (applicable to 1,793,810 and 1,838,951 units, respectively) ..    (5,349,748)       (4,446,573)
    Participant transfers to other Travelers accounts
        (applicable to 3,726,120 and 6,716,867 units, respectively) ..   (11,042,553)      (16,166,563)
    Market timing transfers to other Travelers timed accounts
        (applicable to 7,255,179 and 17,104,352 units, respectively)..   (18,527,841)      (40,404,417)
    Other payments to participants
        (applicable to 61,544 and 68,124 units, respectively) ........      (201,368)         (171,099)
                                                                        ------------     -------------

        Net decrease in net assets resulting from unit transactions ..   (11,270,695)      (35,032,646)
                                                                        ------------     -------------

           Net increase (decrease) in net assets .....................     8,522,627       (23,601,004)

NET ASSETS:
    Beginning of year ................................................    79,118,445       102,719,449
                                                                        ------------     -------------

    End of year ......................................................  $ 87,641,072     $  79,118,445
                                                                        ============     =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, the latest bid quotation.

REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities), were $58,263,058 and $67,121,669, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $85,657 and $346,597, respectively, for the year ended December 31, 1997. Realized gains and losses from investment security transactions are reported on an identified cost basis.

Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $7,564 and $20,390 for the years ended December 31, 1997 and 1996, respectively.

At December 31, 1997, Account TAS held 107 open S&P 400 MidCap Index futures contracts expiring in March, 1998. The underlying face value, or notional value, of these contracts at December 31, 1997, amounted to $17,930,525. In connection with these contracts, short-term investments with a par value of $685,000 had been pledged as margin deposits.

Net realized gains resulting from futures contracts were $3,766,611 and $1,080,235 for the years ended December 31, 1997 and 1996, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1997, is shown on the Statement of Assets and Liabilities as a receivable for variation on futures margin.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TAS.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $69,828 and $77,439 of contingent deferred sales charges for the years ended December 31, 1997 and 1996, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                               1997         1996         1995           1994        1993
                                                               ----         ----         ----           ----        ----
SELECTED PER UNIT DATA:
 Total investment income...............................    $     .063    $    .041    $     .042    $     .036    $     .037
 Operating expenses....................................          .085         .069          .057          .049          .048
                                                           ----------    ---------    ----------    ----------    ----------

 Net investment loss...................................         (.022)       (.028)        (.015)        (.013)        (.011)

 Unit value at beginning of year.......................         2.623        2.253         1.706         1.838         1.624
 Net realized and change in unrealized gains (losses)..          .788         .398          .562         (.119)         .225
                                                           ----------    ---------    ----------     ----------    ----------

 Unit value at end of year.............................    $    3.389    $   2.623    $    2.253    $    1.706    $    1.838
                                                           ==========    =========    ==========    ==========    ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................    $      .77    $     .37    $      .55    $     (.13)     $    .21
 Ratio of operating expenses to average net assets*....          2.85 %       2.84 %        2.83 %        2.80 %        2.82 %
 Ratio of net investment loss to average net assets*...          (.76)%     (1.13) %       (.74) %        (.72)%        (.80)%
 Number of units outstanding at end of year (thousands)        25,865       30,167        45,575        25,109        43,059
 Portfolio turnover rate...............................            92 %         98 %         113 %         142 %          71 %
 Average commission rate paid+.........................    $     .052    $    .047             -             -             -


*    Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 1997


                                    NO. OF      MARKET
                                    SHARES      VALUE
                                  --------    ----------
COMMON STOCKS (79.8%)

 AEROSPACE (0.7%)
  GenCorp                            8,100    $  202,500
  Precision Castparts Corp.          3,800       229,187
  Sundstrand Corp.                   4,600       231,725
                                              ----------
                                                 663,412
                                              ----------
 AIRLINES (0.1%)
  Continental Airlines, Inc. (A)     2,900       139,562
                                              ----------

 AUTOMOTIVE (1.2%)
  Eaton Corp.                        1,800       160,650
  Harley-Davidson, Inc.             12,000       328,500
  Lear Corp. (A)                     4,500       213,750
  Superior Industry                  9,900       265,444
  International, Inc.
  Timken Co.                         3,400       116,875
                                              ----------
                                               1,085,219
                                              ----------
 BANKING (8.3%)
  AmSouth Bancorp                    2,850       154,791
  Capital One Financial Corp.        2,200       119,212
  City National Corp.                7,800       288,113
  Crestar Financial Corp.            4,800       273,600
  Dime Savings Bank                  9,400       284,350
  First of America Bank Corp.       10,450       805,956
  First Empire State Corp.             333       154,845
  First Security Corp.               3,900       163,556
  First Tennesse National Corp.      4,800       320,700
  First Virginia Banks, Inc.         4,050       209,334
  Firstar Corp.                     11,100       471,056
  Hibernia Corp. Class A            10,500       197,531
  Marshall & Ilsley Corp.            7,800       484,818
  Mercantile Bancorp, Inc.           7,100       436,650
  Mercantile Bankshares Corp.        9,650       373,938
  Northern Trust Corp.              10,900       762,319
  Regions Financial Corp.           10,000       422,187
  SouthTrust Corp.                   7,500       475,313
  Summit Bancorp                     7,650       407,363
  Union Planters Corp.               5,100       346,481
  UnionBanCal Corp.                  1,600       170,200
                                              ----------
                                               7,322,313
                                              ----------
 BEVERAGE (1.0%)
  Coca-Cola Enterprises, Inc.       25,500       906,844
                                              ----------

 BROKERAGE (2.2%)
  Bear Stearns Cos                   5,126       243,485
  Edwards A. G. Inc.                10,850       431,288
  FINOVA Group, Inc.                 4,200       208,687
  Franklin Resources, Inc.           8,350       725,928
  Paine Webber Group, Inc.          11,100       383,644
                                              ----------
                                               1,993,032
                                              ----------
 BUILDING MATERIALS (0.9%)
  Vulcan Materials                   4,900       500,413
  Watts Industries, Inc. Class A     9,200       260,475
                                              ----------
                                                 760,888
                                              ----------
 CAPITAL GOODS (1.5%)
  Crane Co.                          3,150       136,631
  Danaher Corp.                      6,700       422,938
  Diebold, Inc.                      5,300       268,312

                                    NO. OF      MARKET
                                    SHARES      VALUE
                                  --------   ----------
 CAPITAL GOODS (CONTINUED)
  Leggett & Platt, Inc.             4,200    $  175,875
  Thiokol Corp.                     3,860       313,625
                                             ----------
                                              1,317,381
                                             ----------
 CHEMICALS (3.3%)
  BetzDearborn, Inc.                2,300       140,444
  Biogen, Inc. (A)                  5,800       211,338
  Centocor, Inc. (A)                2,100        70,087
  Crompton & Knowles Corp.         14,800       392,200
  Cytec Industries, Inc. (A)        3,500       164,281
  Fuller H.B. Co.                   3,400       169,150
  IMC Global, Inc.                  7,500       245,625
  International Specialty
   Products, Inc. (A)              13,000       194,188
  Lubrizol Corp.                    2,500        92,187
  Lyondell Petrochemical           11,900       315,350
  Mylan Labs, Inc.                  9,700       203,094
  Olin Corp.                        3,900       182,812
  Solutia, Inc.                     9,000       240,187
  Witco Chemical Corp.              7,800       318,338
                                             ----------
                                              2,939,281
                                             ----------
 CONSTRUCTION MACHINERY (0.3%)
  AGCO Corp.                        9,900       289,575
                                             ----------

 CONSUMER (0.8%)
  Alberto-Culver Co.                5,100       137,700
  Dial Corp.                        7,400       154,012
  HON Industry, Inc.                4,740       279,068
  Meredith Corp.                    4,100       146,319
                                             ----------
                                                717,099
                                             ----------
 ENTERTAINMENT (0.3%)
 International Game Technology      3,500        88,375
 U.S. Industries, Inc.              5,450       164,181
                                             ----------
                                                252,556
                                             ----------
 ENVIROMENTAL (0.9%)
 USA Waste Services, Inc. (A)      15,565       610,926
 U.S. Filter Corp. (A)              6,100       182,619
                                             ----------
                                                793,545
                                             ----------
 FINANCE (1.4%)
  ContiFinancial Corp. (A)          9,600       241,800
  Enhance Financial Services
   Group, Inc.                      2,400       142,800
  Price (T. Rowe) Assoc             6,600       415,800
  Provident Life & Accident
   Insurance Co.                    4,800       185,400
  Torchmark Corp.                   5,100       214,519
                                             ----------
                                              1,200,319
                                             ----------
 FOOD (2.4%)
  Dean Foods                        6,690       398,055
  Dole Food Co.                     4,600       210,450
  International Multifoods Corp.    6,500       184,031
  Interstate Bakeries Corp.         7,600       284,050
  Lance, Inc.                       8,500       225,250
  Planet Hollywood
   International, Inc. (A)         13,600       180,200
  Smucker J.M. Co.                  7,300       172,462
  Starbucks Corp. (A)               3,000       115,219
  Tyson Foods, Inc.                16,500       338,250
                                             ----------
                                              2,107,967
                                             ----------

                                      NO. OF       MARKET
                                      SHARES        VALUE
                                     --------    ----------
HEALTHCARE (2.3%)
 Beverly Enterprises, Inc. (A)          8,500    $  110,500
 Covance Inc. (A)                      11,600       230,550
 DePuy Inc.                             7,800       224,250
 Diagnostic Products Corp.              7,200       199,800
 Foundation Health Systems (A)          5,760       128,880
 HEATHSOUTH Rehabilitation (A)          6,700       185,925
 Health Management
  Assoc., Inc. (A)                     21,450       541,612
 Health & Retirement
  Properties Trust                     12,200       244,000
 Vencor Inc. (A)                        5,300       129,519
 Wellpoint Health Networks (A)          1,520        64,220
                                                 ----------
                                                  2,059,256
                                                 ----------
HOME CONSTRUCTION (0.2%)
 Clayton Homes, Inc.                    9,150       164,700
                                                 ----------

INDEPENDENT ENERGY (1.2%)
 AES Corp. (A)                         13,500       629,438
 Noble Affiliates, Inc.                 7,300       257,325
 Sun Co.                                3,300       138,806
                                                 ----------
                                                  1,025,569
                                                 ----------
INDUSTRIAL (4.1%)
 AccuStaff Inc. (A)                     7,900       181,700
 Allegiance Corp.                       4,700       166,556
 Associated Banc-Corp                   3,900       215,231
 Cintas Corp.                           7,400       289,063
 Corrections Corp. America (A)          3,100       114,894
 Ferro Corp.                            3,000        72,937
 Hillenbrand Industries                 5,200       266,175
 Jacobs Engineering Group, Inc. (A)     8,000       203,000
 MGM Grand, Inc. (A)                    3,300       119,006
 Mercury General Corp.                  4,300       237,575
 Miller (Herman), Inc.                  6,100       332,069
 National Service Industry, Inc.        3,000       148,688
 Noble Drilling Corp. (A)               5,000       153,125
 Premark International, Inc.            4,900       142,100
 Sealed Air Corp. (A)                   5,900       364,325
 Unisource Worldwide, Inc.             18,700       266,475
 Wilmington Trust Corp.                 5,100       316,519
                                                 ----------
                                                  3,589,438
                                                 ----------
INSURANCE (3.0%)
 AFLAC, Inc.                            7,950       406,444
 AMBAC, Inc.                            7,100       326,600
 American Bankers Insurance
  Group, Inc.                           3,300       151,594
 Conseco, Inc.                          2,900       131,769
 Everest Reinsurance Holdings           3,500       144,375
 Hartford Financial Services Group      3,600       163,125
 Health Care & Retirement Corp. (A)     6,800       273,700
 Old Republic Intl. Corp.               6,200       230,562
 Oxford Health Plans (A)                6,100        94,740
 PMI Group, Inc.                        4,700       339,869
 Transatlantic Holdings, Inc.           2,690       192,335
 20th Century Industries                8,100       210,600
                                                 ----------
                                                  2,665,713
                                                 ----------


                                       NO. OF       MARKET
                                       SHARES        VALUE
                                     ---------    ----------
LODGING (0.4%)
 Circus Circus Enterprises, Inc. (A)     3,200    $   65,600
 Promus Hotel Corp. (A)                  7,030       295,260
                                                  ----------
                                                     360,860
                                                  ----------
MEDIA (1.5%)
 Belo (A.H.) Corp.                       4,700       263,787
 Chancellor Media Corp. (A)              1,900       141,847
 Chris-Craft Industry, Inc.              2,400       125,550
 McGraw Hill, Inc.                       2,010       148,740
 New York Times Co.                      4,000       264,500
 Washington Post Co.                       800       389,200
                                                  ----------
                                                   1,333,624
                                                  ----------
METALS (1.2%)
 AK Steel Holding Co.                   10,800       191,025
 Aeroquip-Vickers, Inc.                  2,686       131,782
 Alumax, Inc. (A)                        4,400       149,600
 Kennametal, Inc.                        2,000       103,625
 LTV Corp.                              18,500       180,375
 Martin Marietta Materials, Inc.         3,700       135,281
 USX-U.S. Steel Group                    5,200       162,500
                                                  ----------
                                                   1,054,188
                                                  ----------
NATURAL GAS DISTRIBUTORS (1.7%)
 Consolidated Natural Gas Co.            4,600       278,300
 El Paso Natural Gas Co.                 2,200       146,300
 Keyspan Energy Corp.                    9,600       353,400
 MCN Energy Group, Inc.                  5,100       205,913
 National Fuel Gas Co.                   6,000       292,125
 Seagull Energy Corp. (A)                9,900       204,187
                                                  ----------
                                                   1,480,225
                                                  ----------
NATURAL GAS PIPELINE (0.5%)
 Columbia Gas Systems, Inc.              3,400       267,113
 MAPCO, Inc.                             4,400       203,500
                                                  ----------
                                                     470,613
                                                  ----------
OIL FIELD (2.6%)
 BJ Services Co. (A)                     4,670       335,948
 ENSCO International, Inc.              14,200       475,700
 Global Marine, Inc. (A)                13,100       320,950
 Nabors Industries, Inc. (A)            13,300       418,119
 Smith International, Inc. (A)           1,300        79,787
 Tidewater, Inc.                         4,600       253,575
 Transocean Offshore, Inc.               5,000       240,938
 Weatherford Enterra, Inc. (A)           4,200       183,750
                                                  ----------
                                                   2,308,767
                                                  ----------
PAPER (0.9%)
 Boise Cascade Corp.                     4,700       142,175
 Bowater, Inc.                           5,700       253,294
 Mead Corp.                              5,800       162,400
 Rayonier, Inc.                          2,200        93,637
 Reynolds & Reynolds                     6,100       112,469
                                                  ----------
                                                     763,975
                                                  ----------

                                    NO. OF        MARKET
                                    SHARES        VALUE
                                    -------    ----------
PHARMACEUTICALS (2.2%)
 Bergen Brunswig Corp.                3,875    $  163,234
 Chiron Corp. (A)                     5,068        86,314
 CVS Corp.                            3,074       196,928
 Dura Pharmaceuticals (A)             3,300       152,212
 Genzyme Corp. (A)                    5,800       160,588
 Genzyme Corp.-Tissue Repair (A)        174         1,185
 McKesson Corp.                       5,800       627,488
 Omnicare, Inc.                       6,100       189,100
 Pharmerica, Inc. (A)                     0             4
 Watson Pharmaceuticals, Inc. (A)    11,360       368,490
                                               ----------
                                                1,945,543
                                               ----------
RAILROADS (0.4%)
 Illinois Central Corp.               4,900       166,906
 Kansas City Southern
  Industries, Inc.                    6,500       206,375
                                               ----------
                                                  373,281
                                               ----------
REAL ESTATE (0.1%)
 CarrAmerica Realty Corp.             4,000       126,750
                                               ----------

REFINING (1.1%)
 Murphy Oil Corp.                     3,600       195,075
 Tosco Corp.                         10,600       400,812
 Valero Energy Corp.                 10,900       342,669
                                               ----------
                                                  938,556
                                               ----------
RETAILERS (5.7%)
 Barnes & Noble, Inc. (A)             5,400       180,225
 Bed Bath & Beyond, Inc. (A)          5,200       199,875
 Borders Group, Inc. (A)              7,500       234,844
 CompUSA, Inc. (A)                   11,000       341,000
 Consolidated Stores Corp. (A)        3,700       162,569
 Costco Companies, Inc. (A)           5,300       236,347
 Dollar General Corp.                 9,187       333,029
 Family Dollar Stores                14,450       423,566
 Fred Meyer, Inc. (A)                 4,400       160,050
 General Nutrition Cos. (A)          10,400       352,950
 Kohl's Corp. (A)                     5,900       401,937
 Liz Claiborne, Inc.                  2,700       112,894
 Office Depot, Inc. (A)              13,000       311,187
 OfficeMax, Inc. (A)                  9,580       136,515
 Payless ShoeSource, Inc. (A)         3,900       261,787
 Ross Stores, Inc.                    4,000       145,750
 Staples, Inc. (A)                   12,645       351,689
 TJX Companies, Inc.                  7,200       247,500
 Tiffany & Co.                        2,600        93,762
 U.S. Office Products Co. (A)        18,200       354,900
                                               ----------
                                                5,042,376
                                               ----------
SERVICES (4.4%)
 AVX Corp.                            4,400        81,125
 Cadence Design System, Inc. (A)     20,850       510,825
 Cendant Corp. (A)                    4,590       157,778
 Ecolab, Inc.                         4,100       227,294
 HealthCare COMPARE Corp. (A)         2,500       128,437
 HBO & Co.                            3,300       158,297
 Kelly Services, Inc.                 7,700       231,481
 Lincare Holdings, Inc. (A)           2,700       154,575
 Manpower, Inc.                       4,000       141,000


                                      NO. OF        MARKET
                                      SHARES         VALUE
                                     --------     ----------
SERVICES (CONTINUED)
 Ogden Corp.                             9,100    $  256,506
 Omnicom Group                           6,500       275,438
 Paychex, Inc.                           4,875       247,711
 Robert Half International, Inc. (A)     6,900       276,000
 Stewart Enterprises, Inc.               7,200       336,150
 Stryker Corp.                           3,100       115,475
 SunGard Data Systems, Inc. (A)         14,100       437,100
 Xilinx, Inc. (A)                        5,200       182,000
                                                  ----------
                                                   3,917,192
                                                  ----------
TECHNOLOGY (9.3%)
 Altera Corp. (A)                        7,000       232,093
 America Online, Inc. (A)                7,570       675,149
 American Power Conversion (A)           7,600       180,025
 Analog Devices, Inc. (A)               12,200       337,787
 Arrow Electronics (A)                   6,300       204,356
 Atmel Corp. (A)                         4,200        78,094
 BMC Software, Inc. (A)                 10,600       694,963
 Comdisco, Inc.                          5,700       190,594
 Compuware Corporation (A)              17,500       560,546
 Hubbell, Inc.                           5,180       255,439
 Keane, Inc. (A)                         4,400       178,750
 Lexmark International
  Group, Inc. Class A (A)                2,800       106,400
 Linear Technology Corp.                 7,700       443,231
 Mark IV Industries, Inc.               10,300       225,312
 Maxim Integrated Products (A)          13,200       456,225
 Molex, Inc.                            11,687       374,714
 NCR Corporation (A)                     4,300       119,594
 Networks Associates, Inc. (A)           2,500       131,953
 Policy Management Systems (A)           4,700       326,944
 Quantum Corp. (A)                      14,900       299,396
 SCI Systems (A)                         7,700       335,431
 Solectron Corp. (A)                     7,800       324,188
 Sterling Commerce, Inc. (A)             4,100       157,594
 Storage Technology Corp. (A)            7,300       452,144
 Symantec Corp. (A)                     10,800       238,612
 Tech Data Corp. (A)                     3,800       148,200
 Tektronix, Inc.                         1,800        71,437
 Teradyne, Inc. (A)                      6,400       204,800
 VLSI Technology, Inc. (A)              10,300       243,338
                                                  ----------
                                                   8,247,309
                                                  ----------
TELECOMMUNICATIONS (2.5%)
 360 Communications Company (A)          9,500       191,781
 ADC Telecommunications, Inc.(A)         9,600       401,400
 Century Telephone Enterprises           4,900       244,081
 LCI International, Inc. (A)            11,500       353,625
 NEXTEL Communications, Inc.(A)         19,900       514,913
 Southern New England Telephone          5,200       261,625
 Telephone & Data Systems, Inc.          4,900       228,156
                                                  ----------
                                                   2,195,581
                                                  ----------

                                      NO. OF         MARKET
                                      SHARES         VALUE
                                    -----------   -------------
 TEXTILE (0.9%)
  Jones Apparel Group, Inc.(A)           7,700   $     331,100
  Unifi, Inc.                           10,700         435,356
                                                 --------------
                                                       766,456
                                                 --------------
 TOBACCO (0.3%)
  Universal Corp.                        6,100         250,863
                                                 --------------

 TRANSPORTATION (1.2%)
  Airborne Freight Corp.                 4,000         248,500
  CNF Transportation                     8,900         341,538
  Gatx Corp.                             3,200         232,200
  Overseas Shipholding                  11,200         244,300
                                                 --------------
                                                     1,066,538
                                                 --------------
 UTILITIES (6.8%)
  Allegheny Power Systems, Inc.         15,200         494,000
  Baltimore Gas & Electric Co.           5,500         187,344
  Black Hills Corp.                      5,100         179,775
  Boston Edison Co.                      6,500         246,187
  CalEnergy Co. (A)                     10,000         287,500
  CMS Energy Corp.                      14,000         616,875
  Florida Progress Corp.                 4,500         176,625
  Illinova Corp.                        11,900         320,556
  IPALCO Enterprises, Inc.               4,500         188,719
  KU Energy Corp.                        3,900         153,075
  Louisville Gas & Electric Co.          5,240         129,690
  Minnesota Power & Light Co.            2,900         126,331
  NIPSCO Industries, Inc.                9,000         444,938
  New Century Energies, Inc.            10,800         517,725
  Northeast Utilities                   10,100         119,306
  Pinnacle West Capital                 12,200         516,975
  Pioneer Natural Resources              5,600         162,050
  SCANA Corp.                           14,800         443,075
  TECO Energy, Inc.                     16,300         458,438
  Wisconsin Energy, Corp.                9,000         258,750
                                                 --------------
                                                     6,027,934
                                                 --------------
   TOTAL COMMON STOCKS
    (COST $55,586,992)                              70,664,300
                                                 --------------
                                    PRINCIPAL
                                      AMOUNT
                                    -----------
SHORT-TERM INVESTMENTS (20.2%)


 COMMERCIAL PAPER (19.5%)
  Asset Securitization Corp.,
   6.05% due January 21, 1998       $1,785,000       1,779,297
  Assoc. Corp. of North America,
   5.83% due January 16, 1998        1,000,000         997,566
  BHP Finance (USA), Inc.,
   5.83% due January 27, 1998        1,100,000       1,095,482
  BHP Finance (USA), Inc.,
   5.83% due January 28, 1998          800,000         796,593
  Corporate Receivables Corp.,
   5.85% due January 8, 1998         1,000,000         998,737
  Dillard Investment Co., Inc.,
   5.84% due January 21, 1998        1,741,000       1,735,438
  General Electric Capital Corp.,
   5.89% due February 26, 1998       1,608,000       1,594,059



                                    PRINCIPAL       MARKET
                                      AMOUNT         VALUE
                                    -----------    -----------
 COMMERCIAL PAPER (CONTINUED)
  Goldman Sachs Group LP,
   5.71% due February 24, 1998      $1,500,000      $1,487,451
  Progress Capital Holdings, Inc.,
   5.99% due January 14, 1998        2,100,000       2,095,504
  Prudential Funding Corp.,
   6.16% due January 6, 1998         1,500,000       1,498,564
  Seagram Joseph E & Sons, Inc.,
   5.93% due February 2, 1998        1,800,000       1,790,964
  UBS Finance (Delaware), Inc.,
   6.85% due January 2, 1998         1,392,000       1,391,546
                                                 -------------
                                                    17,261,201
                                                 -------------
 U.S. TREASURY (0.7%)
  United States of America Treasury,
   5.61% due July 23, 1998 (B)         685,000         664,936
                                                 -------------

   TOTAL SHORT-TERM
    INVESTMENTS (COST $17,925,018)                  17,926,137
                                                 -------------
                                     NOTIONAL
                                      VALUE
                                    -----------
FUTURES CONTRACTS (0.0%)

  S&P 400 MidCap Index,
   Exp. March, 1998 (C)            $ 17,930,525                -
                                                   -------------


   TOTAL INVESTMENTS (100%)
    (COST $73,512,010) (D)                        $   88,590,437
                                                  ==============

NOTES

(A)  Non-income Producing Security.

(B) Par value of $685,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1997, net unrealized appreciation for all securities was $15,078,427. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $16,724,719 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,646,292.


                        See Notes to Financial Statements

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The
   Travelers Timed Aggressive Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements, per unit data and ratios are the responsibility of management. Our responsibility is to express an opinion on these financial statements, per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, per unit data and ratios referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
    Interest................................................................                         $        133,794

EXPENSES:
    Market timing fees......................................................     $         25,230
    Investment management and advisory fees.................................               10,088
    Insurance charges.......................................................               25,230
                                                                                 ----------------
        Total expenses......................................................                                   60,548
                                                                                                     ----------------

           Net investment income............................................                                   73,246
                                                                                                     ----------------

REALIZED GAIN ON
       INVESTMENT SECURITIES:
    Realized gain from investment security transactions:
        Proceeds from investment securities sold............................            8,213,692
        Cost of investment securities sold..................................            8,059,778
                                                                                 ----------------

           Net realized gain................................................                                  153,914
                                                                                                     ----------------

        Net increase in net assets resulting from operations................                         $        227,160
                                                                                                     ================



                        See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                                1997           1996
                                                                                ----           ----
OPERATIONS:
    Net investment income .............................................    $    73,246     $    189,762
    Net realized gain (loss) from investment security transactions ....        153,914       (1,050,523)
    Net change in unrealized gain on investment securities ............             --         (698,966)
                                                                           -----------     ------------

        Net increase (decrease) in net assets resulting from operations        227,160       (1,559,727)
                                                                           -----------     ------------

UNIT TRANSACTIONS:
    Participant purchase payments
        (applicable to 71,480 and 243,706 units, respectively) ........         89,455          324,504
    Participant transfers from other Travelers accounts
        (applicable to 4,094 and 13,851 units, respectively) ..........          5,130           19,555
    Market timing transfers from other Travelers timed accounts
        (applicable to 5,774,393 and 18,855,866 units, respectively) ..      7,114,294       24,121,224
    Administrative charges
        (applicable to 4,881 and 72 units, respectively) ..............         (6,000)             (94)
    Contract surrenders
        (applicable to 192,583 and 318,514 units, respectively) .......       (240,631)        (428,452)
    Participant transfers to other Travelers accounts
        (applicable to 5,652,503 and 992,326 units, respectively) .....     (7,189,408)      (1,324,406)
    Market timing transfers to other Travelers timed accounts
        (applicable to 29,259,875 units) ..............................             --      (37,004,878)
    Other payments to participants
        (applicable to 8,942 units) ...................................             --          (11,312)
                                                                           -----------     ------------

        Net decrease in net assets resulting from unit transactions ...       (227,160)     (14,303,859)
                                                                           -----------     ------------

           Net decrease in net assets .................................             --      (15,863,586)

NET ASSETS:
    Beginning of year .................................................             --       15,863,586
                                                                           -----------     ------------

    End of year .......................................................    $        --     $         --
                                                                           ===========     ============



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Timed Bond Account for Variable Annuities ("Account TB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

The following is a summary of significant accounting policies consistently followed by Account TB in the preparation of its financial statements.

SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

FUTURES CONTRACTS. Account TB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account TB enters into a futures contract, it agrees to buy or sell specified debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

It is Account TB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

Futures contracts purchased by Account TB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified debt securities associated with the futures contract.

REPURCHASE AGREEMENTS. When Account TB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

FEDERAL INCOME TAXES. The operations of Account TB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TB. Account TB is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $7,999,645 and $8,156,124, respectively, for the year ended December 31, 1997. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

Investment management and advisory fees are calculated daily at annual rates which start at 0.50% and decrease, as net assets increase, to 0.25% of Account TB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TB.

Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $1,559 and $9,844 of contingent deferred sales charges for the year ended December 31, 1997 and 1996, respectively.

4.  SUPPLEMENTARY INFORMATION
(Selected data for a unit outstanding throughout each year.)


                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             1997         1996             1995            1994           1993
                                                             ----         ----             ----            ----           ----
SELECTED PER UNIT DATA:
 Total investment income................................. $     .025     $    .033       $    .071       $     .007     $     .054
 Operating expenses......................................       .011          .015            .031             .006           .036
                                                          ----------     ---------       ---------       ----------     ----------

 Net investment income...................................       .014          .018            .040             .001           .018

 Unit value at beginning of year.........................      1.232         1.383           1.215            1.234          1.132
 Net realized and change in unrealized gains (losses)....       .027         (.169)           .128            (.020)          .084
                                                          ----------     ---------       ---------       ----------     ----------

 Unit value at end of year............................... $    1.273     $   1.232       $   1.383       $    1.215     $    1.234
                                                          ==========     =========       =========       ==========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value................... $      .04     $    (.15)        $   .17        $    (.02)    $      .10
 Ratio of operating expenses to average net assets*......       3.00%         3.00 %          3.00 %           3.00 %         3.00 %
 Ratio of net investment income to average net assets*...       3.64%         3.48 %          3.98 %           1.02 %         1.48 %
 Number of units outstanding at end of year (thousands)..          -             -          11,466                -         20,207
 Portfolio turnover rate.................................        129%          153 %           117 %              -            190 %


*    Annualized.

5.  ELIMINATION OF TIMING STRATEGY

On October 1, 1997, The Travelers eliminated the U.S. Government Securities Market Timing Strategy. As a result, Account TB had no further activity through December 31, 1997.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of The
   Travelers Timed Bond Account for Variable Annuities:


We have audited the accompanying statement of operations of The Travelers Timed Bond Account for Variable Annuities for the year ended December 31, 1997, and the related statement of changes in net assets for each of the two years in the period then ended, and the selected per unit data and ratios for each of the five years in the period then ended. These financial statements, per unit data and ratios are the responsibility of management. Our responsibility is to express an opinion on these financial statements, per unit data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements, per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, per unit data and ratios referred to above present fairly, in all material respects, the results of operations of The Travelers Timed Bond Account for Variable Annuities for the year ended December 31, 1997, the changes in its net assets for each of the two years in the period then ended, and the per unit data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

As explained in Note 5, on October 1, 1997, the U.S. Government Securities Market Timing Strategy was eliminated. Money invested in Timed Bond was transferred into other investment options.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                               Investment Advisers
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
                   THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut

             THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                              Hartford, Connecticut



                             Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                              Hartford, Connecticut



                                    Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York











This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.



VG-182 (Annual) (12-97) Printed in U.S.A.